UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC  20549


                             FORM 8-K



                         CURRENT REPORT



             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) August 17, 2004


                     NICHOLAS FINANCIAL, INC.
      (Exact name of registrant as specified in its Charter)


 British Columbia, Canada           0-26680          8736-3354
(State or Other Jurisdiction of   (Commission    (I.R.S. Employer
 Incorporation  or  Organization)  File Number)  Identification No.)

  2454 McMullen Booth Road, Building C
    Clearwater, Florida                           33759
  (Address of Principal Executive Offices)      (Zip Code)


                          (727) 726-0763
       (Registrant's telephone number, Including area code)


                          Not applicable
      (Former name, former address and former fiscal year, if
                   changed since last report)

Item 5.     Other Events

AUGUST 17, 2004 - Clearwater, Florida, - Nicholas Financial, Inc. (Nasdaq, NICK), announced today that the Board of Directors has approved the payment of a cash dividend of $0.10 per share, payable semi-annually. The first cash dividend of $0.05 per share will be payable to shareholders of record as of August 27, 2004, with a payment date of September 17, 2004. The second cash dividend of $0.05 per share will be payable as determined by the Board of Directors.


Item 7.   Financial Statements and Exhibits

Exhibit # Description

 99.2    Press release dated August 17, 2004, announcing the
          Board of Directors has approved the payment of a cash dividend of $0.10 per share, payable semi-annually.

                           SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                    NICHOLAS FINANCIAL, INC.
                          (Registrant)


  Date: August 17, 2004         /s/ Peter L. Vosotas
                                Peter L. Vosotas
                                Chairman, President,
                                Chief Executive Officer
                                (Principal Executive Officer)


  Date: August 17, 2004         /s/ Ralph T. Finkenbrink
                                Ralph T. Finkenbrink
                                (Principal Financial Officer
                                 and Accounting Officer)

Exhibit Index

Exhibit   Description

 99.2     Press release dated August 17, 2004, announcing the
          Board of Directors has approved the payment of a cash dividend of $0.10 per share, payable semi-annually.

                          Exhibit 99.2

                      FOR IMMEDIATE RELEASE


Nicholas Financial, Inc.

Corporate Headquarters
2454 McMullen-Booth Rd.
Building C, Suite 501
Clearwater, FL 33759

Contact: Ralph Finkenbrink            NASDAQ: NICK
      Sr. Vice President, CFO         Website:www.nicholasfinancial.com
      Ph # - 727-726-0763



            Nicholas Financial Announces Semi-Annual
                         Cash Dividend


AUGUST 17, 2004 - Clearwater, Florida, - Nicholas Financial, Inc. (Nasdaq, NICK), announced today that the Board of Directors has approved the payment of a cash dividend of $0.10 per share, payable semi-annually. The first cash dividend of $0.05 per share will be payable to shareholders of record as of August 27, 2004, with a payment date of September 17, 2004. The second cash dividend of $0.05 per share will be payable as determined by the Board of Directors.

Founded in 1985, with assets of $108,600,000 as of June 30, 2004, Nicholas Financial is one of the largest publicly traded specialty consumer finance companies based in the Southeast. The Company presently operates out of 32 branch locations in both the Southeast and the Mid-West States. The Company has approximately 6,500,000 shares of common stock outstanding. For an index of Nicholas Financial Inc.'s news releases or to obtain a specific release, visit our web site at www.nicholasfinancial.com.




Except for the historical information contained herein, the matters discussed in this news release include forward-looking statements that involve risks and uncertainties including competitive factors, the management of growth, and other risks detailed from time to time in the Company's filings and reports with the Securities and Exchange Commission including the Company's Annual Report on Form 10-K for the year ended March 31, 2004. Such statements are based on the beliefs of the Company's management as well as assumptions made by and information currently available to Company management. Actual events or results may differ materially.



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